NOTE PURCHASE AGREEMENT

THIS NOTE PURCHASE AGREEMENT (this "Agreement"), is made and entered into this 23 day of November, 2011 (this "Effective Date"), by and among Wound Management Technologies, Inc. a Texas corporation (the "WMTI"), Wound Care Innovations, LLC, a Nevada limited liability company ("WCI"), BioPharma Management Technologies, Inc, a Texas corporation ("BioPharma"), and Resorbable Orthopedic Products, LLC, a Texas limited liability company ("Resorbable, together with WMTI, WCI, and BioPharma, each a "Borrower," and collectively, the "Borrowers") and Juventas, LLC, a Texas limited liability company ("Lender"). Each of the Borrowers and Lender shall each be referred to herein as a "Party," and collectively as the "Parties."

WITNESSETH:

WHEREAS, the Borrowers wish to issue and sell to Lender, and Lender wishes to purchase from the Borrowers on the Effective Date a Convertible Secured Promissory Note, in the form of Exhibit A attached hereto (the "Initial Promissory Note"), in the principal amount of $500,000 due March 8, 2012 on the terms and conditions set forth herein; and

WHEREAS, the Borrowers wish to issue and sell to Lender and, Lender wishes to purchase from the Borrowers at each Additional Closing Date (as defined herein) one or more Secured Promissory Notes, in the form of Exhibit B attached hereto (each an "Supplemental Promissory Note," and collectively with the Initial Promissory Note, the "Promissory Notes"), in the aggregate principal amount of $500,000 due March 8, 2012 on the terms and conditions set forth herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties agree to the following:

ARTICLE I
THE PROMISSORY NOTE AND LOAN

1.1. Purchase and Sale of the Promissory Note; Purchase Price. Subject to the terms and conditions herein set forth, including, without limitation, the satisfaction or waiver by Lender in its sole discretion of the conditions precedent set forth in Article III, (i) on the Effective Date, the Borrowers agree that they will issue and sell to Lender, and Lender agrees that it will purchase, the Initial Promissory Note for the principal amount set forth on the Initial Promissory Note and (ii) on or after January 3, 2012, but in no event after January 31, 2012, the Borrowers agree that they will issue and sell to Lender, and Lender agrees that it will purchase (the date of each such advance, an "Additional Closing Date"), one or more Supplemental Promissory Notes for the principal amount set forth in each Supplemental Promissory Note, up to an aggregate amount of $500,000, with such purchase price being advanced within three (3) business days (i) following written request from Borrowers setting forth the amount to be drawn at such Additional Closing Date (a "Drawdown Notice") and (ii) satisfaction or waiver by Lender in its sole discretion of the conditions precedent set forth in Article III (all amounts advanced pursuant to the Promissory Notes, the "Loan"). For the avoidance of doubt, in no event will the amount of funds advanced pursuant to the Promissory Notes exceed $1,000,000,

and Lender shall have no obligation to purchase any Supplemental Promissory Notes for a Drawdown Notice delivered after January 31, 2012.

1.2. Loan Documents. Simultaneously with the execution of this Agreement, the Parties, as applicable, and certain other persons and entities shall execute and deliver the following documents and instruments: (i) the Initial Promissory Note; (ii) a Security Agreement, dated as of the date hereof, by and between the Borrowers and Lender, and in the form attached hereto as Exhibit C (the "Security Agreement"); (iii) a Guaranty Agreement executed by HEB, LLC ("HEB") for the benefit of Lender, dated as of the date hereof, in the form attached hereto as Exhibit D (the "HEB Guaranty"), (iv) a Guaranty Agreement executed by Scott A. Haire ("Haire") for the benefit of Lender, dated as of the date hereof, in the form attached hereto as Exhibit E (the "Haire Guaranty," and collectively with the Promissory Note, the HEB Guaranty, the Security Agreement, this Agreement, the Amended and Restated Security Agreement (defined below), and all other documents, agreements, certificates, and instruments, now or hereafter, executed and delivered in connection with the Loan, the "Loan Documents").

1.3. Letter of Credit. Simultaneously with the closing of the transactions contemplated by the Letter of Intent by and among BGM, Inc., LB Technologies, GO Investments, Lender, WMTI, and WCI, dated as of the date hereof (the "Letter of Intent"), Lender shall distribute all outstanding Supplemental Promissory Notes to the Owners (as defined in the Letter of Intent). All amounts advanced thereunder shall be deemed advanced, and applied against the amounts borrowable, under the Line of Credit (as defined in the Letter of Intent) and shall thereafter be obligations to the Owners and not to the Lender as a subsidiary of WMTI. In addition, Lender shall assign all rights under the Loan Documents to the Owners.

ARTICLE II
WARRANTIES OF THE BORROWERS

Each Borrower hereby represents and warrants to Lender that the following are true and correct as of the Effective Date and as of each Additional Closing Date:

2.1. Organization; Authority. Each Borrower (a) is a corporation, or limited liability company, as applicable, duly organized, existing, and in good standing under the laws of the state in which it is organized, (b) has the power, authority and legal right to carry on the business now being conducted by it and to engage in the transactions contemplated by the Loan Documents, and (c) the execution and delivery of the Loan Documents and the performance and observance of the provisions thereof have been duly authorized by all necessary board of director and stockholder, or manager and member, as applicable, actions of the Borrowers.

2.2. Authority; Compliance with Laws and Contracts. The execution, delivery and consummation of the transactions hereby contemplated and the performance of the obligations of each Borrower under and by virtue of the Loan Documents (i) is within its respective power and authority and has been duly authorized by all necessary action, (ii) do not and will not contravene any law or regulation, or any contractual obligation binding on or affecting such Borrower, and (iii) will not result in any breach of, or constitute a default under, any mortgage, security deed, deed of trust, lease, bank loan or credit agreement, limited liability company

agreement or other instrument to which such Borrower is a party or by which such Borrower may be bound or affected.

2.3. Enforceability. The Loan Documents are a legal, valid and binding obligation of the Borrowers, enforceable against each Borrower in accordance with its terms, except as the enforceability thereof may be limited by bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

2.4. No Liens. Each Borrower owns and has good title to the Collateral (as defined in the Security Agreement and the Amended and Restated Security Agreement), free and clear of all liens, security interests, or encumbrances of any kind (each, a "Lien"), except Liens previously granted to Lender. Notwithstanding the foregoing, the Parties acknowledge and agree that there are currently UCC-1 Financing Statements on file with the Secretary of State of Texas covering the Collateral (the "Outstanding Financing Statements"), however, the underlying obligations of the Outstanding Financing Statements have been paid in full and no Lien exits on the Collateral.

2.5. No Other Indebtedness. Other than (i) the Loan and other indebtedness owing to Lender, and (ii) the indebtedness set forth on Schedule I (the "Current Borrower Indebtedness"), the Borrowers do not have any additional indebtedness for money borrowed or indebtedness evidenced by notes, debentures, bonds or other similar instruments ("Indebtedness") for the payment of which any Borrower is responsible or liable.

2.6. Compliance with Laws. The business of the Borrowers currently conducted under the name "Wound Management Technologies, Inc.," "Wound Care Innovations, LLC," "BioPharma Management Technologies, In.," and "Resorbable Orthopedic Products, LLC" each with its principal office at 777 Main Street, Suite 3100, Fort Worth, Texas 76102 (the "Business") has been conducted in accordance with all applicable laws, regulations and other requirements of all national governmental authorities, and of all states, municipalities and other political subdivisions and agencies thereof and permits and licenses of the Borrower, having jurisdiction over the Business, except where the failure to comply with such laws, regulations or other requirements, permits and licenses would not have a material adverse effect on the Business.

ARTICLE III
CONDITIONS PRECEDENT

3.1. As a condition precedent to the obligation of Lender to purchase the Initial Promissory Note, Borrowers shall deliver to Lender:

(a) the Initial Promissory Note, duly executed by Borrowers;

(b) the Security Agreement, duly executed by Borrowers;

(c) the HEB Guaranty, duly executed by HEB; and

(d) the Haire Guaranty, duly executed by Haire.

3.2. As a condition precedent to the obligation of Lender to each purchase of a Supplemental Promissory Note, each of the following shall be satisfied or waived by Lender in its sole discretion, as of the Additional Closing Date for each such purchase:

(a) Borrowers shall deliver to Lender an Amended and Restated Security Agreement in the form attached hereto as Exhibit F (the "Amended and Restated Security Agreement");

(b) All of the representations and warranties set forth in Article II shall be true and correct as of the applicable Additional Closing Date;

(c) No Event of Default under any of the Loan Documents shall have occurred or no breach or other event shall have occurred which event with the passage of time and failure to cure would result in an Event of Default;

(d) No event or series of events shall have occurred which has had or could reasonably be expected to have a material adverse effect on the assets, business, operations, property, financial condition, results of operations, cash flow or prospects of any Borrower;

(e) The Letter of Intent shall be in full force and effect and not have been terminated pursuant to Section 6 thereof; and

(f) Each of the Borrowers shall have delivered to Lender a certificate duly executed by the Chief Executive Officer of each Borrower to the effect that each of the conditions specified above in Sections 3.2(b) through (d) have been satisfied in all respects as of such Additional Closing Date.

ARTICLE IV
COVENANTS OF BORROWERS

Each Borrower covenants and agrees that, from the date hereof and until the Loan has been finally and irrevocably paid in full in accordance with the terms thereof:

4.1. Affirmative Covenants.

(a) Use of Proceeds. The Borrowers will only use the proceeds of the Loan for working capital purposes in the ordinary course of business and to repay the Current Borrower Indebtedness.

(b) Notice of Default. The Borrowers will give Lender written notice upon learning of the occurrence of any Event of Default (as defined in the Promissory Note) as promptly as reasonably practicable thereafter.

(c) Satisfaction of Outstanding Indebtedness. Borrowers shall satisfy and pay all amounts owing under the Current Borrower Indebtedness, obtain written acknowledgement of such payment prior to January 1, 2012, and deliver a copy of such acknowledgement to Lender on or prior to January 3, 2012.

(d) Outstanding Financing Statements. The Borrowers shall use their best efforts to cause the secured parties referenced in the Outstanding Financing Statements to file a UCC-3 Termination Statement with respect to the Outstanding Financing Statements as promptly as possible following the date hereof.

4.2. Negative Covenants.

(a) Indebtedness. Except as otherwise provided in the Letter of Intent and this Agreement, no Borrower will incur any Indebtedness other than the Current Borrower Indebtedness, without the written consent of Lender, which may be given or withheld, in its sole discretion.

(b) Liens. No Borrower will permit or suffer any Lien upon any of the Collateral, except Liens in favor of Lender.

(c) Removal of Collateral. No Borrower will remove any of the Collateral from the premises of the Business, except in accordance with the terms and provisions of that certain Inventory Agreement by and between WCI and Lender dated as of the date hereof, or in the ordinary course of the Business as previously conducted.

ARTICLE V
EVENTS OF DEFAULT; REMEDIES

5.1. An "Event of Default" shall be deemed to have occurred hereunder if:

(a) Any Borrower fails to make any payment on any of the Promissory Notes as and when the same becomes due and payable in accordance with the terms of the applicable Promissory Note and such failure continues for a period of five (5) days after written notice specifying such default has been delivered to Borrowers by Lender;

(b) Any Borrower fails to perform any other covenant contained herein, or in any of the Loan Documents, if the same has continued for fifteen (15) days after written notice specifying such default has been delivered to Borrowers by Lender;

(c) Any Borrower breaches any representation or warranties made in any of the Loan Documents or such statement was not true when made, to the extent that such representation or warranty relates to a specific timeframe;

(d) Any Borrower makes an assignment for the benefit of creditors, or petitions or applies for the appointment of a liquidator, receiver or custodian (or similar official) of it or of any substantial part of its assets, or if any Borrower commences any proceeding or case relating to it under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction, or takes any action to authorize any of the foregoing;

(e) Any petition or application of the type described in (d) above is filed or if any such proceeding or case described in subparagraph (d) is commenced against any Borrower and (i) shall remain unopposed for thirty (30) days or (ii) is not dismissed

within sixty (60) days, or if any Borrower indicates its approval thereof, consents thereto or acquiesces therein, or if an order is entered appointing any such liquidator or receiver or custodian (or similar official), or adjudicating any Borrower bankrupt or insolvent, or approving a petition in any such proceeding, or if a decree or order for relief is entered in respect of any Borrower in an involuntary case under any bankruptcy, reorganization, arrangement, insolvency, readjustment of debt, dissolution or liquidation or similar law of any jurisdiction; or

(f) Except for that certain Senior Promissory Note, dated as of March 4, 2011, made by WMTI for the benefit of Ken Link, there is a default in any agreement to which any Borrower is a party resulting in a right by a third party, whether or not exercised, to accelerate the maturity of any Indebtedness.

5.2. Rights and Remedies. In the event any one or more of the Events of Default occurs and is continuing, the Lender may (i) accelerate the maturity of the Loan with notice to Borrowers at which time all such amounts shall be immediately due and payable; provided however, that all amounts owing pursuant to the Loan shall automatically become due upon an Event of Default described in Section 5.1(d) and (e) above, (ii) proceed to protect and enforce its rights either by suit in equity or by action at law, or by other appropriate proceedings, whether for the specific performance of any covenant or agreement contained in this Agreement or in aid of the exercise of any power or right granted by this Agreement, (iii) enforce any other legal or equitable right of the Lender, and/or (iv) enforce all of Lender's rights and remedies pursuant any of the Loan Documents. Lender's rights and remedies under the Loan Documents and all other agreements with Borrowers shall be cumulative. No exercise by Lender of one right or remedy shall be deemed an election, and no waiver by Lender of any Event of Default shall be deemed a continuing waiver. No delay by Lender shall constitute a waiver, election, or acquiescence.

ARTICLE VI
MISCELLANEOUS

6.1. Rights of Third Parties. All conditions of the obligations of Lender hereunder, including the obligation to purchase the Promissory Notes are imposed solely and exclusively for the benefit of the Parties and their permitted successors and assigns. There are no third party beneficiaries to this Agreement.

6.2. Waiver. No failure by any Party to insist upon the strict performance of any covenant, duty, agreement or condition of this Agreement or to exercise any right or remedy consequent upon a breach thereof shall constitute waiver of any such breach or any other covenant, duty, agreement or condition.

6.3. Time is of the Essence. Time is of the essence in this Agreement and the other Loan Documents.

6.4. Assignment. None of the Borrowers may assign this Agreement or any of its rights or obligations hereunder without the prior written consent of the Lender. Lender may

assign its rights and obligations under this Agreement or any Loan Document without the consent of any Borrower.

6.5. Successors and Assigns Included in Parties. Whenever in this Agreement one of the Parties hereto is named or referred to, the heirs, legal representatives, successors and assigns of such Parties shall be included and all covenants and agreements contained in this Agreement by or on behalf of any Borrower or by or on behalf of the Lender shall bind and inure to the benefit of their respective heirs, legal representatives, successors and assigns, whether so expressed or not.

6.6. Headings. The headings of the sections, paragraphs and subdivisions of this Agreement are for the convenience of reference only, and are not to be considered a part hereof and shall not limit or otherwise affect any of the terms hereof.

6.7. Severability. If any term or other provision of this Agreement is invalid, illegal, or incapable of being enforced by any law or public policy, all other terms or provisions of this Agreement shall nevertheless remain in full force and effect so long as the economic or legal substance of the transactions contemplated hereby is not affected in any manner materially adverse to any party. Upon such determination that any term or other provision is invalid, illegal, or incapable of being enforced, the parties hereto shall negotiate in good faith to modify this Agreement so as to effect the original intent of the parties as closely as possible in an acceptable manner in order that the transactions contemplated hereby are consummated as originally contemplated to the greatest extent possible.

6.8. Amendments. Neither this Agreement nor any provisions hereof may be changed, waived, discharged or terminated orally, but only by an instrument in writing signed by the Party against whom enforcement of the change, waiver, discharge or termination is sought.

6.9. Governing Laws. This Agreement shall be governed by and construed according to the laws of the State of Texas, without giving effect to the principles of conflicts of law that would apply to the laws of another jurisdiction.

6.10. Further Assurances. The Parties shall execute and deliver such further and additional instruments, agreements, and other documents, and shall take such further and additional actions, as may be appropriate or necessary to evidence or carry out the provisions of this Agreement.

6.11. Jurisdiction. The Parties hereby irrevocably submit to the exclusive jurisdiction of any federal or state court located in Dallas, Texas over any dispute arising out of or relating to this Agreement or any of the transactions contemplated hereby and each party hereby irrevocably agrees that all claims in respect of such dispute or any suit, action proceeding related thereto may be heard and determined in such courts. The parties hereby irrevocably waive, to the fullest extent permitted by applicable law, any objection which they may now or hereafter have to the laying of venue of any such dispute brought in such court or any defense of inconvenient forum for the maintenance of such dispute. Each of the parties hereto agrees that a judgment in any such dispute may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law.

6.12. Notices. All notices and other communications under this Agreement shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by facsimile (with written confirmation of transmission), (iii) one business day following the day sent by overnight courier (with written confirmation of receipt), or (iv) three days after deposited in the mail certified return receipt requested, in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

If to Lender:

5501 Thelin Street, Suite 123
Fort Worth, Texas 76115
Attn: Bryant Gaines

With a copy to:

Wick Phillips Gould Martin, LLP
2100 Ross Avenue, Suite 950
Dallas, Texas 75201
Attention: David J. Drez
Telephone No.: (214) 692-6200
Fax No.: (214) 692-6255

If to Borrowers:

Would Management Technologies, Inc.
777 Main Street, Suite 3100
Fort Worth, Texas 76102
Attn: Scott Haire

With a copy to:

Jackson Walker L.L.P.
901 Main Street, Suite 6000
Dallas, Texas 75202
Attn: Rick Dahlson

6.13. Collection. If any Loan Document is placed in the hands of an attorney for collection, or if it is collected through any legal proceeding at law or in equity or in bankruptcy, receivership, or other court proceedings, Borrowers agree to pay all costs of collection, including, but not limited to, court costs and reasonable attorneys' fees.

6.14. Counterparts. The delivery of this Agreement and of signature pages by facsimile transmission, by electronic mail in "portable document format" (".pdf") form, or by any other electronic means intended to preserve the original graphic and pictorial appearance of a

document, will have the same effect as physical delivery of the paper document bearing an original signature.

[REMAINDER OF PAGE INTENTIALLY LEFT BLANK]

IN WITNESS WHEREOF, each of the Parties hereto has executed this Agreement to be effective as of the Effective Date.

THE BORROWERS:

WOUND MANAGEMENT TECHNOLOGIES, INC.

By: ______________________
Scott Haire
Chief Executive Officer

WOUND CARE INNOVATIONS, INC.

By: ______________________
Scott Haire
Chief Executive Officer

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

By: ______________________
Scott Haire
Chief Executive Officer

RESORBABLE ORTHOPEDIC PRODUCTS, LLC.

By: ______________________
Scott Haire
Chief Executive Officer

THE LENDER:

JUVENTAS, LLC

By: ______________________

Name: Jeffrey Ott

Title: CEO

SCHEDULE I

Current Borrower Indebtedness

See Attached.

CASH DISBURSEMENTS

Accounts Payable-WMT	$	96,056.00
Accounts Payable-WCI		123,000.00
Note 1		250,000.00
Note 2		250,000.00
Note 3		300,000.00
Debentures		500,000.00
IRS		183,000.00
Royalties		375,000.00
Royalties		100,000.00
Payroll		101,000.00
Payables		75,000.00
		2,353,056.00

Account payable	$96,056.00		A/P WMT	
AP	123,000.00		A/P WCI	
Note HEB	112,880.00			
Note Commercial Holding	199,144.67			
Note Roger Hoy	122,500.00		Note 1	
Note Larry H	61,250.00		Note 1	
Note E Salmer	61,250.00		Note 1	
Ceacar Capital	100,000.00		Note 3	
AARG	100,000.00		Note 3	
M Konigsberg	100,000.00		Note 3	
Note Tonaquist	560,000.00	$ 250,000.00	Note 2	See asset of $250,000.
Debenture Interest	55,456.00			
IRS	183,000.00			
Dividends Royalties	375,000.00			
Royalties	100,000.00			
Royalties Deposits	188,508.00	This will be come Income in December 2011		
Payrolls end of year	101,000.00			
Additional pay	75,000.00			
total Liabilites	2,714,044.00			
	(250,000.00)	Note Tonaquist see asset on books		
	2,464,044.00			
	(188,508.00)	This will be come Income in December 2011		
	2,275,536.00			

EXHIBIT A

WOUND MANAGEMENT TECHNOLOGIES, INC.

CONVERTIBLE SECURED PROMISSORY NOTE

$500,000 November ____, 2011

FOR VALUE RECEIVED, the undersigned, Wound Management Technologies, Inc., a Texas corporation ("**WMTI**") and Wound Care Innovations, LLC, a Nevada limited liability company ("**WCI**"), BioPharma Management Technologies, Inc, a Texas corporation ("**BioPharma**"), and Resorbable Orthopedic Products, LLC, a Texas limited liability company ("**Resorbable**,"), together with WMTI, WCI, and BioPharma, each a "**Maker**," and collectively, the "**Makers**"), jointly and severally, hereby promise to pay to the order of Juventas, LLC, a Texas limited liability company ("**Payee**"), Five Hundred Thousand and No/100 Dollars ($500,000), together with interest thereon which shall accrue at a rate equal to four percent (4%) per annum pursuant to the terms of this convertible promissory note (this "**Note**"). All payments on this Note shall be due and payable in lawful money of the United States of America. Interest shall compound annually and accrue and be calculated on the basis of a 365-day year for the actual number of days elapsed.

THE OBLIGATIONS DUE UNDER THIS NOTE ARE SECURED BY A SECURITY AGREEMENT (THE "**SECURITY AGREEMENT**") DATED AS OF THE DATE HEREOF AND EXECUTED BY MAKERS FOR THE BENEFIT OF THE PAYEE. ADDITIONAL RIGHTS OF PAYEE ARE SET FORTH IN THE SECURITY AGREEMENT.

1. Principal and Interest Payments. The principal of this Note, together with all accrued but unpaid interest hereon, shall be due and payable on March 9, 2012 (the "**Maturity Date**").

2. Prepayments. Makers may at their respective sole option prepay all or any part of the principal of this Note, or interest thereon, before maturity without penalty or premium. All such prepayments shall first be applied to accrued interest under this Note, and the remaining balance of any such prepayments, if any, shall be applied to principal of this Note.

3. Method of Payment. All payments made under this Note, whether of principal or interest, shall be made by any Maker to Payee on the date specified or provided herein and shall be delivered by means of certified or cashiers' check or wire transfer of immediately available funds to an account specified by the holder hereof. Whenever payment hereunder shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment is extended by operation of law or otherwise, interest thereon shall be payable for such extended time. "**Business Day**" means every day which is not a Saturday, Sunday or legal holiday in Dallas, Texas.

4. Conversion. If the closing of the transactions (the "**Closing**") contemplated by that certain Letter of Intent, of even date herewith, by and among Makers, Payee, BGM, Inc., LB Technologies, Inc., and GO Investments (the "**Letter of Intent**"), occurs prior to the Maturity Date, then effective as of the date of such Closing (the "**Automatic Conversion Date**"), the principal of, and accrued but unpaid interest on, this Note shall be deemed to have been automatically converted into five million shares of the common stock, par value $0.001 per share, of WMTI (the "**Conversion**

Shares"), and immediately thereafter, WMTI will issue Payee a stock certificate representing the Conversion Shares. The above number of Conversion Shares shall be appropriately adjusted for any stock dividends, stock dividends, recapitalizations or the like.

5. Events of Default. The entire unpaid principal and accrued interest and all other amounts owing under this Note shall be immediately due and payable following an acceleration of the amounts owing under this Note upon the occurrence of an Event of Default (as defined in the Note Purchase Agreement by and among the Makers and the Payee, dated of the date hereof (the ("**Note Purchase Agreement**")), and Payee may exercise of any right or remedy under the Note Purchase Agreement.

6. Representations and Warranties. Each Maker represents and warrants that the following are true and correct on the date hereof and will be true and correct at all times until such Maker's obligations under this Note have been paid in full:

(a) (i) WMTI is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, (ii) WCI is a limited liability company organized, validly existing and in good standing under the laws of the State of Nevada, (iii) BioPharma is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, and (iv) Resorbable is a limited liability company organized, validly existing and in good standing under the laws of the State of Texas, in each case, with all requisite corporate or limited liability company power to execute and deliver this Note and to consummate the transactions contemplated hereby.

(b) The execution, delivery and performance by any Maker of this Note have been duly authorized by the Maker's Board of Directors or Managers, as applicable. This Note has been duly executed and delivered by each Maker and constitutes legal, valid and binding obligations of each Maker, enforceable against each Maker in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

(c) The execution, delivery or performance of this Note does not (i) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the organizational documents of any Maker or any agreement, indenture or other instrument under which any Maker is bound, or (ii) violate or conflict with any judgment, decree, order of any court or any public, governmental or regulatory agency or body having jurisdiction over any Maker or the assets of any Maker.

(d) No consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Note on the part of any Maker.

(e) Schedule A of the Letter of Intent set forth all indebtedness of the Makers as of the date of this Note.

7. Delay or Omission Not Waiver. No delay or omission on the part of the holder of this Note in the exercise of any power, remedy or right under this Note, or under any other instrument executed pursuant hereto, shall operate as a waiver thereof, nor shall a single or partial exercise of any

such power or right preclude any other or further exercise thereof or the exercise of any other right or power hereunder.

8. Waiver. Any term, covenant, agreement or condition of this Note may, with the written consent of Makers and Payee, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), altered, modified or amended.

9. Attorneys' Fees and Costs. In the event an Event of Default shall occur, and in the event that thereafter this Note is placed in the hands of an attorney for collection, or in the event this Note is collected in whole or in part through legal proceedings of any nature, then and in any such case Makers promise to pay all costs of collection, including, but not limited to, reasonable attorneys' fees and court costs incurred by the holder hereof on account of such collection, whether or not suit is filed.

10. Successors and Assigns. All of the covenants, stipulations, promises and agreements in this Note made by Makers and Payee shall bind its successors and assigns, whether so expressed or not.

11. Maximum Lawful Rate. It is the intent of the Makers and holder of this Note to conform to and contract in strict compliance with applicable usury law from time to time in effect. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the rate of interest taken, reserved, contacted for, charged or received under this Note exceed the highest lawful interest rate permitted under applicable law. If the holder of this Note shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the highest lawful interest rate permitted under applicable law, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on this Note in the inverse order of its maturity and not to the payment of interest, or refunded to Makers or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of this Note so that the amount of interest on account of such obligation does not exceed the maximum permitted by applicable law. As used in this Section, the term **"applicable law"** shall mean the laws of the State of Texas or the federal laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

12. Governing Law; Venue. This Note shall be governed by and construed in accordance with the substantive laws (but not the rules governing conflicts of laws) of the State of Texas. Any and all disputes arising or relating to this Note shall be adjudicated exclusively in Dallas, Texas.

13. Notice. All notices and other communications under this Note shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by facsimile (with written confirmation of transmission) or (iii) one business day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

If to Makers, to:

c/o Would Management Technologies, Inc.
777 Main Street, Suite 3100
Fort Worth, Texas 76102
Attn: Scott A. Haire

With a copy to:

Jackson Walker L.L.P.
901 Main Street, Suite 6000
Dallas, Texas 75202
Attn: Rick Dahlson

If to Juventas, to:

5501 Thelin Street, Suite 123
Fort Worth, Texas 76115
Attn: Bryant Gaines

With a copy to:

Wick Phillips Gould & Martin, LLP
2100 Ross Ave., Suite 950
Dallas, Texas 75201
Attn: David J. Drez

14. Severability. In case any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

[Remainder of Page Left Intentionally Blank]

EXECUTED as of the date set forth above.

WOUND MANAGEMENT TECHNOLOGIES, INC.

By: ______________________________

Scott Haire
Chief Executive Officer

WOUND CARE INNOVATIONS, INC.

By: ______________________________

Scott Haire
Chief Executive Officer

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

By: ______________________________

Scott Haire
Chief Executive Officer

RESORBABLE ORTHOPEDIC PRODUCTS, LLC.

By: ______________________________

Scott Haire
Chief Executive Officer

EXHIBIT B

WOUND MANAGEMENT TECHNOLOGIES, INC.

SECURED PROMISSORY NOTE

$[________]   January ____, 2012

FOR VALUE RECEIVED, the undersigned, Wound Management Technologies, Inc., a Texas corporation ("**WMTI**") and Wound Care Innovations, LLC, a Nevada limited liability company ("**WCI**"), BioPharma Management Technologies, Inc, a Texas corporation ("**BioPharma**"), and Resorbable Orthopedic Products, LLC, a Texas limited liability company ("**Resorbable**," together with WMTI, WCI, BioPharma, each a "**Maker**," and collectively, the "**Makers**"), jointly and severally, hereby promise to pay to the order of Juventas, LLC, a Texas limited liability company ("**Payee**"), ________________________________ ($__________), together with interest thereon which shall accrue at a rate equal to four percent (4%) per annum pursuant to the terms of this convertible promissory note (this "**Note**"). All payments on this Note shall be due and payable in lawful money of the United States of America. Interest shall compound annually and accrue and be calculated on the basis of a 365-day year for the actual number of days elapsed.

THE OBLIGATIONS DUE UNDER THIS NOTE ARE SECURED BY AN AMENDED AND RESTATED SECURITY AGREEMENT (THE "**SECURITY AGREEMENT**") DATED AS OF THE DATE HEREOF AND EXECUTED BY MAKERS FOR THE BENEFIT OF THE PAYEE. ADDITIONAL RIGHTS OF PAYEE ARE SET FORTH IN THE SECURITY AGREEMENT.

1. Principal and Interest Payments. The principal of this Note, together with all accrued but unpaid interest hereon, shall be due and payable on March 9, 2012 (the "**Maturity Date**").

2. Prepayments. Makers may at their respective sole option prepay all or any part of the principal of this Note, or interest thereon, before maturity without penalty or premium. All such prepayments shall first be applied to accrued interest under this Note, and the remaining balance of any such prepayments, if any, shall be applied to principal of this Note.

3. Method of Payment. All payments made under this Note, whether of principal or interest, shall be made by any Maker to Payee on the date specified or provided herein and shall be delivered by means of certified or cashiers' check or wire transfer of immediately available funds to an account specified by the holder hereof. Whenever payment hereunder shall be due on a day which is not a Business Day, the date for payment thereof shall be extended to the next succeeding Business Day. If the date for any payment is extended by operation of law or otherwise, interest thereon shall be payable for such extended time. "**Business Day**" means every day which is not a Saturday, Sunday or legal holiday in Dallas, Texas.

4. Events of Default. The entire unpaid principal and accrued interest and all other amounts owing under this Note shall be immediately due and payable following an acceleration of all amounts owing under this Note upon the occurrence of an Event of Default (as defined in the Note Purchase Agreement by and among the Makers and the Payee, dated of the date hereof (the ("**Note Purchase Agreement**")), and Payee may exercise of any right or remedy under the Note Purchase Agreement.

5. Representations and Warranties. Each Maker represents and warrants that the following are true and correct on the date hereof and will be true and correct at all times until such Maker's obligations under this Note have been paid in full:

(a) (i) WMTI is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, (ii) WCI is a limited liability company organized, validly existing and in good standing under the laws of the State of Nevada, (iii) BioPharma is a corporation duly organized, validly existing and in good standing under the laws of the State of Texas, and (iv) Resorbable is a limited liability company organized, validly existing and in good standing under the laws of the State of Texas, in each case, with all requisite corporate or limited liability company power to execute and deliver this Note and to consummate the transactions contemplated hereby.

(b) The execution, delivery and performance by any Maker of this Note have been duly authorized by the Maker's Board of Directors or Managers, as applicable. This Note has been duly executed and delivered by each Maker and constitutes legal, valid and binding obligations of each Maker, enforceable against each Maker in accordance with its terms, except as may be limited by applicable bankruptcy, insolvency or similar laws affecting creditors' rights generally or the availability of equitable remedies.

(c) The execution, delivery or performance of this Note does not (i) conflict with, or result in a violation or breach of the terms, conditions or provisions of, or constitute a default under, the organizational documents of any Maker or any agreement, indenture or other instrument under which any Maker is bound, or (ii) violate or conflict with any judgment, decree, order of any court or any public, governmental or regulatory agency or body having jurisdiction over any Maker or the assets of any Maker.

(d) No consent, authorization, approval, permit or license of, or filing with, any governmental or public body or authority, any lender or lessor or any other person or entity is required to authorize, or is required in connection with, the execution, delivery and performance of this Note on the part of any Maker.

(e) Schedule A of the Letter of Intent set forth all indebtedness of the Makers as of the date of this Note, excluding any amounts loaned by Makers to Payee.

6. Delay or Omission Not Waiver. No delay or omission on the part of the holder of this Note in the exercise of any power, remedy or right under this Note, or under any other instrument executed pursuant hereto, shall operate as a waiver thereof, nor shall a single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other right or power hereunder.

7. Waiver. Any term, covenant, agreement or condition of this Note may, with the written consent of Makers and Payee, be amended or compliance therewith may be waived (either generally or in a particular instance and either retroactively or prospectively), altered, modified or amended.

8. Attorneys' Fees and Costs. In the event an Event of Default shall occur, and in the event that thereafter this Note is placed in the hands of an attorney for collection, or in the event this Note is collected in whole or in part through legal proceedings of any nature, then and in any such

case Makers promise to pay all costs of collection, including, but not limited to, reasonable attorneys' fees and court costs incurred by the holder hereof on account of such collection, whether or not suit is filed.

9. Successors and Assigns. All of the covenants, stipulations, promises and agreements in this Note made by Makers and Payee shall bind its successors and assigns, whether so expressed or not.

10. Maximum Lawful Rate. It is the intent of the Makers and holder of this Note to conform to and contract in strict compliance with applicable usury law from time to time in effect. In no way, nor in any event or contingency (including but not limited to prepayment, default, demand for payment, or acceleration of the maturity of any obligation), shall the rate of interest taken, reserved, contacted for, charged or received under this Note exceed the highest lawful interest rate permitted under applicable law. If the holder of this Note shall ever receive anything of value which is characterized as interest under applicable law and which would apart from this provision be in excess of the highest lawful interest rate permitted under applicable law, an amount equal to the amount which would have been excessive interest shall, without penalty, be applied to the reduction of the principal amount owing on this Note in the inverse order of its maturity and not to the payment of interest, or refunded to Makers or the other payor thereof if and to the extent such amount which would have been excessive exceeds such unpaid principal. All interest paid or agreed to be paid to the holder hereof shall, to the extent permitted by applicable law, be amortized, prorated, allocated and spread throughout the full stated term (including any renewal or extension) of this Note so that the amount of interest on account of such obligation does not exceed the maximum permitted by applicable law. As used in this Section, the term **"applicable law"** shall mean the laws of the State of Texas or the federal laws of the United States, whichever laws allow the greater interest, as such laws now exist or may be changed or amended or come into effect in the future.

11. Governing Law; Venue. This Note shall be governed by and construed in accordance with the substantive laws (but not the rules governing conflicts of laws) of the State of Texas. Any and all disputes arising or relating to this Note shall be adjudicated exclusively in Dallas, Texas.

12. Notice. All notices and other communications under this Note shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by facsimile (with written confirmation of transmission) or (iii) one business day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

If to Makers, to:

c/o Would Management Technologies, Inc.
777 Main Street, Suite 3100
Fort Worth, Texas 76102
Attn: Scott A. Haire

With a copy to:

Jackson Walker L.L.P.
901 Main Street, Suite 6000
Dallas, Texas 75202
Attn: Rick Dahlson

If to Juventas, to:

5501 Thelin Street, Suite 123
Fort Worth, Texas 76115
Attn: Bryant Gaines

With a copy to:

Wick Phillips Gould & Martin, LLP
2100 Ross Ave., Suite 950
Dallas, Texas 75201
Attn: David J. Drez

13. Severability. In case any one or more of the provisions contained in this Note shall for any reason be held to be invalid, illegal or unenforceable in any respect, such invalidity, illegality or unenforceability shall not affect any other provision hereof.

[Remainder of Page Left Intentionally Blank]

EXECUTED as of the date set forth above.

WOUND MANAGEMENT TECHNOLOGIES, INC.

By: ______________________________
Scott Haire
Chief Executive Officer

WOUND CARE INNOVATIONS, INC.

By: ______________________________
Scott Haire
Chief Executive Officer

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

By: ______________________________
Scott Haire
Chief Executive Officer

RESORBABLE ORTHOPEDIC PRODUCTS, LLC.

By: ______________________________
Scott Haire
Chief Executive Officer

EXHIBIT C

SECURITY AGREEMENT

1. Grant. On this ___ day of November, 2011 Wound Management Technologies, Inc. a Texas corporation (the "WMTI"), Wound Care Innovations, LLC, a Nevada limited liability company ("WCI"), BioPharma Management Technologies, Inc, a Texas corporation ("BioPharma"), and Resorbable Orthopedic Products, LLC, a Texas limited liability company ("Resorbable," together with WMTI, WCI, and BioPharma, each a "Debtor," and collectively, the "Debtors"), for valuable consideration, receipt whereof is acknowledged, grants to Juventas, LLC, a Texas corporation ("Secured Party") a security interest in the following described property and interests in property of Debtors (hereinafter called the "Collateral"):

(a) All "inventory" as such term is defined in Article 9 of the Texas Uniform Commercial Code (the "UCC") in effect on the date hereof; and

(b) All cash and non-cash products and proceeds of any of the foregoing, in whatever form, including proceeds in the form of inventory or any other form of personal property, including proceeds of proceeds and proceeds of insurance, and all claims by any Debtor against third parties for loss or damage to, or destruction of, or otherwise relating to, any or all of the foregoing.

to secure payment of the following obligations of Debtors to Secured Party (all hereinafter called the "Obligations"):

The obligations under that certain Convertible Secured Promissory Note given by Debtors to Secured Party dated as of the date hereof (the "Note").

2. Remedies. UPON AN EVENT OF DEFAULT (AS DEFINED IN THE NOTE) AND AT ANY TIME THEREAFTER, SECURED PARTY MAY DECLARE ALL OBLIGATIONS SECURED HEREBY IMMEDIATELY DUE AND PAYABLE AND SHALL HAVE THE REMEDIES OF A SECURED PARTY UNDER THE UCC, including without limitation the right to take immediate and exclusive possession of the Collateral, or any part thereof, and for that purpose may, so far as Debtors can give authority therefor, with or without judicial process, and the Secured Party shall be entitled to hold, maintain, preserve and prepare the Collateral for sale, until disposed of, or may propose to retain the Collateral subject to Debtors' right of redemption in satisfaction of the Debtors' Obligations as provided in the UCC. The requirements of reasonable notice shall be met if delivered in accordance with Section 3 at least ten days before the time of the sale or disposition. Secured Party may buy the Collateral at any public sale. The net proceeds realized upon any such disposition, after deduction for the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorney's fees and legal expenses incurred by Secured Party, shall be applied in satisfaction of the Obligations secured hereby. The Secured Party will account to the Debtors for any surplus realized on such disposition and the Debtors shall remain liable for any deficiency.

The remedies of the Secured Party hereunder are cumulative and the exercise of any one or more of the remedies provided for herein or under the UCC shall not be construed as a waiver

of any of the other remedies of the Secured Party so long as any part of the Debtors' Obligation remains unsatisfied.

3. Notice. All notices and other communications under this Security Agreement shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by facsimile (with written confirmation of transmission) or (iii) one business day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

If to WMTI, to:

Would Management Technologies, Inc.
777 Main Street, Suite 3100
Fort Worth, Texas 76102
Attn: Scott Haire

With a copy to:

Jackson Walker, LLP
901 Main Street #6000
Dallas, TX 75202
Attn: Rick Dahlson

If to Juventas, to:

5501 Thelin Street
Suite 123
Fort Worth, TX 76115
Attn: Bryant Gaines

With a copy to:

Wick Phillips Gould & Martin, LLP
2100 Ross Ave., Suite 950
Dallas, TX 75201
Attn: David J. Drez

4. General. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of Debtors shall bind its successors or assigns. This agreement shall become effective when it is signed by Debtors.

Each Debtor irrevocably authorizes Secured Party at any time and from time to time to file in any jurisdiction any financing statements and amendments that: (i) name Collateral as collateral thereunder, regardless of whether any particular Collateral falls within the scope of the UCC; and (ii) contain any other information required by the UCC for sufficiency or filing office

acceptance, including organization identification numbers. Each Debtor ratifies any such filings made prior to the date hereof.

If any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF TEXAS, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

IN WITNESS WHEREOF, the undersigned have executed this Security Agreement to be effective as of the date first set forth above.

DEBTORS:

WOUND MANAGEMENT TECHNOLOGIES, INC.

By: ______________________________
Scott Haire
Chief Executive Officer

WOUND CARE INNOVATIONS, INC.

By: ______________________________
Scott Haire
Chief Executive Officer

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

By: ______________________________
Scott Haire
Chief Executive Officer

RESORBABLE ORTHOPEDIC PRODUCTS, LLC.

By: ______________________________
Scott Haire
Chief Executive Officer

SECURED PARTY:

JUVENTAS, LLC

By: ______________________________
Name: ______________________________
Title: ______________________________

EXHIBIT D

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this "Agreement") is dated as of November __, 2011, and is made and entered into by HEB, LLC, a Nevada limited liability company (the "Guarantor") for the benefit of Juventas, LLC, a Texas limited liability company ("Lender").

The Guarantor is entering into this Agreement as a material inducement to and in consideration of the agreement by Lender to accept the terms of (i) that certain Note Purchase Agreement by and among Wound Management Technologies, Inc., a Texas corporation ("WMTI") and Wound Care Innovations, LLC, a Nevada limited liability company ("WCI"), BioPharma Management Technologies, Inc, a Texas corporation ("BioPharma"), and Resorbable Orthopedic Products, LLC, a Texas limited liability company ("Resorbable," together with WMTI, WCI, BioPharma, Resorbable, each a "Debtor," and collectively, the "Debtors"), dated as of the date hereof (the "Note Purchase Agreement") and (ii) the Promissory Notes (as defined in the Note Purchase Agreement) (collectively, the "Loan Documents").

The Guarantor does hereby unconditionally guarantee to Lender the payment of all amounts required to be paid by Debtors in accordance with the terms of the Loan Documents whenever the same shall become due and payable in accordance with the terms thereof (the "Obligations"). The liability of the Guarantor under this Agreement shall be direct and immediate. If any amounts or any part of any amounts payable under or in connection with the Loan Documents shall not be paid by Debtors when due and payable, the Guarantor shall forthwith pay such amounts to Lender. The Guarantor shall be jointly and severally liable with respect to the indebtedness evidenced by the Loan Documents and Lender may pursue Guarantor for the entire amount evidenced by the Loan Documents, in its sole discretion.

The Guarantor hereby waives any requirement that Lender, in the event of any default in payment by Debtors in accordance with the terms set forth in the Loan Documents, first make demand on, or seek to enforce remedies against Debtors, or proceed against or exhaust any security, before demanding payment under or seeking to enforce the guaranty set forth in this Agreement. Further, the Guarantor hereby unconditionally waives diligence, presentment, and protest, and any notice of default in the payment of any amount at any time payable by Debtors under or in connection with the Loan Documents. Guarantor authorizes Lender (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Obligations or any part thereof, including increase or decrease of the rate of interest thereon.

The obligations, covenants, agreements, and duties of the Guarantor under this Agreement shall not be affected or impaired by any receivership, insolvency, bankruptcy, or similar proceedings affecting the Debtors or any of its assets; or by the release or discharge of Debtors from the performance or observance of any agreement, covenant, term, or condition contained in the Loan Documents.

The Guarantor further agrees to pay Lender all expenses (including attorney fees) paid or incurred by Lender to enforce the obligations of the Loan Documents and this Agreement.

The Guarantor agrees not to enter into any other agreements guaranteeing any indebtedness or other obligations of Debtors.

All the covenants, promises, and agreements contained in this Agreement shall bind the Guarantor and his respective beneficiaries and personal representatives. This Agreement may only be amended or modified by a writing executed by Lender and the Guarantor.

This Agreement shall be governed by the laws of the State of Texas.

[*Remainder of Page Left Intentionally Blank*]

IN WITNESS WHEREOF, this Agreement is signed at Dallas, Texas, as of the date first written above.

GUARANTOR:

HEB, LLC

By:____________________________
Name: Scott Haire
Title: __________________________

EXHIBIT E

GUARANTY AGREEMENT

THIS GUARANTY AGREEMENT (this "Agreement") is dated as of November __, 2011, and is made and entered into by Scott Haire (the "Guarantor") for the benefit of Juventas, LLC, a Texas limited liability company ("Lender").

The Guarantor is entering into this Agreement as a material inducement to and in consideration of the agreement by Lender to accept the terms of (i) that certain Note Purchase Agreement by and among Wound Management Technologies, Inc., a Texas corporation ("WMTI") and Wound Care Innovations, LLC, a Nevada limited liability company ("WCI"), BioPharma Management Technologies, Inc, a Texas corporation ("BioPharma"), and Resorbable Orthopedic Products, LLC, a Texas limited liability company ("Resorbable,", together with WMTI, WCI, and BioPharma, each a "Debtor," and collectively, the "Debtors"), dated as of the date hereof (the "Note Purchase Agreement") and (ii) the Promissory Notes (as defined in the Note Purchase Agreement) (collectively, the "Loan Documents").

The Guarantor does hereby unconditionally guarantee to Lender the payment of all amounts required to be paid by Debtors in accordance with the terms of the Loan Documents whenever the same shall become due and payable in accordance with the terms thereof (the "Obligations"). The liability of the Guarantor under this Agreement shall be direct and immediate. If any amounts or any part of any amounts payable under or in connection with the Loan Documents shall not be paid by Debtors when due and payable, the Guarantor shall forthwith pay such amounts to Lender. The Guarantor shall be jointly and severally liable with respect to the indebtedness evidenced by the Loan Documents and Lender may pursue Guarantor for the entire amount evidenced by the Loan Documents, in its sole discretion.

The Guarantor hereby waives any requirement that Lender, in the event of any default in payment by Borrower in accordance with the terms set forth in the Loan Documents, first make demand on, or seek to enforce remedies against Debtors, or proceed against or exhaust any security, before demanding payment under or seeking to enforce the guaranty set forth in this Agreement. Further, the Guarantor hereby unconditionally waives diligence, presentment, and protest, and any notice of default in the payment of any amount at any time payable by Debtors under or in connection with the Loan Documents. Guarantor authorizes Lender (whether or not after termination of this Guaranty), without notice or demand (except as shall be required by applicable statute and cannot be waived), and without affecting or impairing its liability hereunder, from time to time to renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Obligations or any part thereof, including increase or decrease of the rate of interest thereon.

The obligations, covenants, agreements, and duties of the Guarantor under this Agreement shall not be affected or impaired by any receivership, insolvency, bankruptcy, or similar proceedings affecting the Debtors or any of its assets; or by the release or discharge of Debtors from the performance or observance of any agreement, covenant, term, or condition contained in the Loan Documents.

The Guarantor further agrees to pay Lender all expenses (including attorney fees) paid or incurred by Lender to enforce the obligations of the Loan Documents and this Agreement.

The Guarantor agrees not to enter into any other agreements guaranteeing any indebtedness or other obligations of Debtors.

All the covenants, promises, and agreements contained in this Agreement shall bind the Guarantor and his respective beneficiaries and personal representatives. This Agreement may only be amended or modified by a writing executed by Lender and the Guarantor.

This Agreement shall be governed by the laws of the State of Texas.

[*Remainder of Page Left Intentionally Blank*]

IN WITNESS WHEREOF, this Agreement is signed at Dallas, Texas, as of the date first written above.

GUARANTOR:

____

Scott Haire

EXHIBIT F

AMENDED AND RESTATED SECURITY AGREEMENT

1. Grant. On this ___ day of____________, 2012 Wound Management Technologies, Inc. a Texas corporation (the "WMTI"), Wound Care Innovations, LLC, a Nevada limited liability company ("WCI"), BioPharma Management Technologies, Inc, a Texas corporation ("BioPharma"), and Resorbable Orthopedic Products, LLC, a Texas limited liability company ("Resorbable," together with WMTI, WCI, BioPharma, Resorbable, each a "Debtor," and collectively, the "Debtors"), for valuable consideration, receipt whereof is acknowledged, grants to Juventas, LLC, a Texas corporation ("Secured Party") a security interest in the following described property and interests in property of Debtors (hereinafter called the "Collateral"):

(a) All assets;

(b) All personal property;

(c) All "accounts", "general intangibles", "chattel paper", "contract rights", "documents", "instruments", "deposit accounts", "inventory", "farm products", "fixtures" and "equipment", as such terms are defined in Article 9 of the Texas Uniform Commercial Code (the "UCC") in effect on the date hereof;

(d) All general intangibles of every kind, including without limitation, federal, state and local tax refunds and claims of all kinds; all rights as a licensee or any kind; all customer lists, telephone numbers, and purchase orders, and all rights to purchase, lease sell, or otherwise acquire or deal with real or personal property and all rights relating thereto;

(e) All returned and repossessed goods and all rights as a seller of goods of Debtors; all collateral securing any of the foregoing; all deposit accounts, special and general, whether on deposit with Secured Party or others;

(f) All life and other insurance policies, claims in contract, tort or otherwise, and all judgments now or hereafter arising therefrom;

(g) All right, title and interest of Debtors, and all of Debtors' rights, remedies, security and liens, in, to and in respect of all accounts and other collateral, including, without limitation, rights of stoppage in transit, replevin, repossession and reclamation and other rights and remedies of an unpaid vendor, lienor or secured party, and all guarantees and other contracts of suretyship with respect to any accounts and other collateral, and all deposits and other security for any accounts and other collateral, and all credit and other insurance;

(h) All notes, drafts, letters of credit, contract rights, and things in action; all drawings, specifications, blueprints and catalogs; and all raw materials, work in process, materials used or consumed in Debtors' business, goods, finished goods, returned goods and all other goods and inventory of whatsoever kind or nature, any and all wrapping, packaging, advertising and shipping materials, and all documents relating thereto, and all

labels and other devices, names and marks affixed or to be affixed thereto for purposes of selling or identifying the same or the seller or manufacturer thereof;

(i) All inventory, raw materials and work in progress wherever located; all present and future claims against any supplier of any of the foregoing, including claims for defective goods or overpayments to or undershipments by suppliers; all proceeds arising from the lease or rental of any of the foregoing; inventory returned by Debtors to its suppliers shall remain subject to Secured Party's security interest;

(j) All equipment and fixtures, including without limitation all machinery, machine tools, motors, controls, parts, vehicles, workstations, tools, dies, jigs, furniture, furnishings and fixtures; and all attachments, accessories, accessions and property now or hereafter affixed to or used in connection with any of the foregoing, and all substitutions and replacements for any of the foregoing; all warranty and other claims against any vendor or lessor of any of the foregoing;

(k) All investment property;

(l) All books, records, ledger cards, computer data and programs and other property and general intangibles at any time evidencing or relating to any or all of the foregoing; and

(m) All cash and non-cash products and proceeds of any of the foregoing, in whatever form, including proceeds in the form of inventory, equipment or any other form of personal property, including proceeds of proceeds and proceeds of insurance, and all claims by Debtors against third parties for loss or damage to, or destruction of, or otherwise relating to, any or all of the foregoing;

provided, however, that in no event shall the Collateral include any equity or ownership interest in Secure eHealth, LLC, a wholly-owned subsidiary of WMTI; to secure payment of the following obligations of Debtors to Secured Party (all hereinafter called the "Obligations"):

> The obligations under (i) that certain Convertible Secured Promissory Note given by Debtors to Secured Party dated as of November ___, 2011 (the "Initial Note") and (ii) those certain Secured Promissory Notes given by Debtors to Secured Party in accordance with the Note Purchase Agreement by and among Debtors and the Secured Party (the "Supplemental Note," and collectively with the Initial Note, the "Notes").

2. Remedies. UPON AN EVENT OF DEFAULT (AS DEFINED IN THE NOTES) AND AT ANY TIME THEREAFTER, SECURED PARTY MAY DECLARE ALL OBLIGATIONS SECURED HEREBY IMMEDIATELY DUE AND PAYABLE AND SHALL HAVE THE REMEDIES OF A SECURED PARTY UNDER THE UCC, including without limitation the right to take immediate and exclusive possession of the Collateral, or any part thereof, and for that purpose may, so far as Debtors can give authority therefor, with or without judicial process, and the Secured Party shall be entitled to hold, maintain, preserve and prepare the Collateral for sale, until disposed of, or may propose to retain the Collateral subject to

Debtors' right of redemption in satisfaction of the Debtors' Obligations as provided in the UCC. The requirements of reasonable notice shall be met if delivered in accordance with Section 3 at least ten days before the time of the sale or disposition. Secured Party may buy the Collateral at any public sale. The net proceeds realized upon any such disposition, after deduction for the reasonable expenses of retaking, holding, preparing for sale or lease, selling, leasing and the like and the reasonable attorney's fees and legal expenses incurred by Secured Party, shall be applied in satisfaction of the Obligations secured hereby. The Secured Party will account to the Debtors for any surplus realized on such disposition and the Debtors shall remain liable for any deficiency.

The remedies of the Secured Party hereunder are cumulative and the exercise of any one or more of the remedies provided for herein or under the UCC shall not be construed as a waiver of any of the other remedies of the Secured Party so long as any part of the Debtors' Obligation remains unsatisfied.

3. Notice. All notices and other communications under this Amended and Restated Security Agreement shall be in writing and shall be deemed given (i) when delivered personally by hand (with written confirmation of receipt), (ii) when sent by facsimile (with written confirmation of transmission) or (iii) one business day following the day sent by overnight courier (with written confirmation of receipt), in each case at the following addresses and facsimile numbers (or to such other address or facsimile number as a party may have specified by notice given to the other party pursuant to this provision):

If to WMTI, to:

Would Management Technologies, Inc.
777 Main Street, Suite 3100
Fort Worth, Texas 76102
Attn: Scott Haire

With a copy to:

Jackson Walker, LLP
901 Main Street #6000
Dallas, TX 75202
Attn: Rick Dahlson

If to Juventas, to:

5501 Thelin Street
Suite 123
Fort Worth, TX 76115
Attn: Bryant Gaines

With a copy to:

Wick Phillips Gould & Martin, LLP
2100 Ross Ave., Suite 950
Dallas, TX 75201
Attn: David J. Drez

4. Amendment and Restatement. This Amended and Restated Security Agreement amends and restates that certain Security Agreement by and between the Debtors and the Secured Party dated as of November ___, 2011.

5. General. No waiver by Secured Party of any default shall operate as a waiver of any other default or of the same default on a future occasion. All rights of Secured Party hereunder shall inure to the benefit of its successors and assigns; and all obligations of Debtors shall bind its successors or assigns. This agreement shall become effective when it is signed by Debtors.

Each Debtor irrevocably authorizes Secured Party at any time and from time to time to file in any jurisdiction any financing statements and amendments that: (i) name Collateral as collateral thereunder, regardless of whether any particular Collateral falls within the scope of the UCC; and (ii) contain any other information required by the UCC for sufficiency or filing office acceptance, including organization identification numbers. Each Debtor ratifies any such filings made prior to the date hereof.

If any provision of this agreement shall be prohibited by or invalid under applicable law, such provision shall be ineffective to the extent of such prohibition or invalidity, without invalidating the remainder of such provision or the remaining provisions of this agreement.

THIS AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED AND ENFORCED IN ACCORDANCE WITH THE SUBSTANTIVE LAWS OF TEXAS, WITHOUT REGARD TO ITS PRINCIPLES OF CONFLICTS OF LAWS.

IN WITNESS WHEREOF, the undersigned have executed this Amended and Restated Security Agreement to be effective as of the date first set forth above.

DEBTORS:

WOUND MANAGEMENT TECHNOLOGIES, INC.

By: ______________________________
Scott Haire
Chief Executive Officer

WOUND CARE INNOVATIONS, INC.

By: ______________________________
Scott Haire

Chief Executive Officer

BIOPHARMA MANAGEMENT TECHNOLOGIES, INC.

By: ______________________________
Scott Haire
Chief Executive Officer

RESORBABLE ORTHOPEDIC PRODUCTS, LLC.

By: ______________________________
Scott Haire
Chief Executive Officer

SECURED PARTY:

JUVENTAS, LLC

By: ______________________________
Name: ______________________________
Title: ______________________________